UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2013

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32750	20-8901733
(Commission File Number)	(IRS Employer Identification No.)

8383 Wilshire Boulevard, Suite 800, Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(323) 658-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Spark Networks, Inc. (the “Company”) held its annual meeting of stockholders on May 24, 2013. For more information about the proposals set forth below, please see the Company’s definitive proxy statement and supplement to proxy statement filed with the Securities and Exchange Commission on April 2, and May 3, 2013, respectively. There were 19,089,692 shares of Common Stock present in person or by proxy at the meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1. To elect the Company’s Board of Directors. The Company’s stockholders elected, by a majority of the votes cast, each of the six nominees to the Board of Directors, to serve until the Company’s 2014 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan B. Bulkeley	16,288,808	52,614	2,748,270
Benjamin Derhy	15,674,901	666,521	2,748,270
Peter L. Garran	16,283,458	57,964	2,748,270
Michael A. Kumin	15,855,293	486,129	2,748,270
Gregory R. Liberman	16,286,308	55,114	2,748,270
Thomas G. Stockham	16,289,205	52,217	2,748,270

Proposal Number 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,063,050	26,542	100	0

Proposal Number 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. The stockholders approved, on an advisory basis, the resolution regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,975,108	364,314	2,000	2,748,270

Proposal Number 4. To approve, on an advisory basis, the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers. The stockholders approved, on an advisory basis, the frequency of three years at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
5,893,086	795,989	9,650,847	1,500	2,748,270

In light of the results of the stockholder vote on a frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers, the Company has determined to conduct a stockholder vote every three years regarding the compensation of the Company’s named executive officers until the next required vote on the frequency of stockholder votes on compensation of named executive officers.

Proposal Number 5. To consider a stockholder proposal regarding poison pills. The proposal was not approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,502,935	13,836,887	1,600	2,748,270

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: May 28, 2013

	By:	/s/ Joshua A. Kreinberg
	Name:	Joshua A. Kreinberg
	Title:	General Counsel and Corporate Secretary